SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2018

WAYSIDE TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-26408	13-3136104
(Commission File Number)	(IRS Employer Identification No.)

4 Industrial Way West, Suite 300, Eatontown New Jersey	07724
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 732-389-0932

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

ITEM 5.02                                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 19, 2018, the Board of Directors (the “Board”) of Wayside Technology Group, Inc., a Delaware corporation (the “Company”), appointed Thomas L. Fairfield as a director of the Company, effective immediately, on the recommendation of the Nominating and Governance Committee of the Board.  Mr. Fairfield has been appointed as a member of the Audit, Compensation and Nominating and Governance Committees of the Board.

As compensation for his service on the Board, Mr. Fairfield will receive the Company’s standard compensation for non-employee directors. There are no arrangements or understandings between Mr. Fairfield and any other persons pursuant to which Mr. Fairfield was named a director of the Company. Mr. Fairfield does not have any (i) family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer or (ii) direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

In connection with his appointment to the Board, Mr. Fairfield will enter into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018 filed with the Securities and Exchange Commission on May 5, 2018.  Pursuant to the terms of this agreement, the Company may be required, among other things, to indemnify Mr. Fairfield for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as one of our directors.

ITEM 8.01                                  Other Events.

On December 27, 2018, the Company issued a press release announcing the appointment of Mr. Fairfield as a director of the Company.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits:

99.1	Press release of Wayside Technology Group, Inc., dated December 27, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wayside Technology Group, Inc.

Date: December 27, 2018	By:	/s/ Michael Vesey
Michael Vesey, Vice President and Chief Financial Officer